EXHIBIT 4.3






                             BIOCIRCUITS CORPORATION

                   COMMON STOCK AND WARRANT PURCHASE AGREEMENT

                                 APRIL 15, 1997

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NOTICE TO PURCHASERS IN ALL STATES:

IN MAKING AN INVESTMENT DECISION INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE ISSUER AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

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                   COMMON STOCK AND WARRANT PURCHASE AGREEMENT


     THIS AGREEMENT ("Agreement") is made as of the 15th day of April, 1997 (the "Effective Date"), by and among BIOCIRCUITS CORPORATION, a Delaware corporation with its principal place of business at 1324 Chesapeake Terrace, Sunnyvale, California 94089 (the "Company") and each of those persons and entities, severally and not jointly, listed as a Purchaser on the Schedule of Purchasers attached as EXHIBIT A hereto. Such persons and entities are hereinafter collectively referred to herein as "Purchasers" and each individually as a "Purchaser."

                                    AGREEMENT

     In consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Company and each Purchaser (severally and not jointly) hereby agree as follows:

     SECTION 1. AUTHORIZATION OF SALE OF THE SECURITIES. Subject to the terms and conditions of this Agreement, the Company has or before the First Closing (as defined below) will have authorized the sale and issuance of (a) up to 5,500,000 shares of its Common Stock (the "Common Stock") and (b) Warrants, each in substantially the form attached hereto as EXHIBIT B (each a "Warrant" and collectively the "Warrants"), to purchase up to 5,500,000 shares (the "Warrant Shares") of the Company's Common Stock. The shares of Common Stock sold hereunder and the Common Stock issuable upon exercise of the Warrants together shall be referred to herein as the "Shares." The Shares and the Warrants shall be referred to herein as the "Securities."


     SECTION 2.     AGREEMENT TO SELL AND PURCHASE THE SECURITIES.

     2.1  SALE OF UNITS.

          (a) At each Closing (as defined in Section 3), the Company will sell to each Purchaser, and each Purchaser will purchase from the Company, at a purchase price of one dollar ($1.00) per "Unit," the number of "Units" set forth below such Purchaser's name on the signature page for Purchaser attached hereto, as reflected on the Schedule of Purchasers attached hereto as EXHIBIT A (the "Schedule of Purchasers"). As used herein, a Unit is comprised of one share of Common Stock and one warrant to purchase one share of Common Stock.

     2.2 SEPARATE AGREEMENT. Each Purchaser shall severally, and not jointly, be liable for only the purchase of the Units that appear on EXHIBIT A hereto and that relate to such Purchaser. The Company's agreement with each of the Purchasers is a separate agreement, and the sale of Units to each of the Purchasers is a separate sale.

     SECTION 3.     CLOSING AND DELIVERY.

     3.1 CLOSINGS. The first closing of the purchase and sale of the Units pursuant to this Agreement (the "First Closing") shall occur with respect to 21.25% of the total number of Units to be sold and purchased hereunder at the offices of Cooley Godward LLP, 5 Palo Alto Square, 3000 El Camino Real, Palo Alto, California, on April 15, 1997 or on such other date and place as may be agreed to by the Company and the Purchasers.

     The second closing of the purchase and sale of the Units pursuant to this Agreement (the "Second Closing") shall occur with respect to the remaining 78.75% of the Units within five (5) days following satisfaction or waiver of each of the closing conditions set forth in Sections 7, 8 and 9, or as soon as practicable thereafter; provided, however, that the Second Closing shall occur no later than July 8, 1997.

     The First Closing and the Second Closing shall be referred to herein as the "Closings" and singularly as a "Closing" and the date of each closing is referred to herein as a "Closing Date."



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     The Company shall give at least three (3) business days prior written notice of the Second Closing Date to the Purchasers, in a manner provided for in
Section 12 hereof, including the date, time and location of the Closing. At or prior to each Closing, each Purchaser shall execute any related agreements or other documents required to be executed hereunder, dated as of the appropriate Closing Date.

     3.2 ISSUANCE OF THE UNITS AT THE CLOSING. At each Closing, the Company shall cause to be issued to each Purchaser stock certificates and Warrants registered in the name of such Purchaser, or in such nominee name(s) as designated by such Purchaser, representing the number of shares of Common Stock and Warrants to be purchased by such Purchaser at such Closing as set forth in the Schedule of Purchasers. The Company shall deliver such stock certificates and Warrants to each Purchaser at the Closing or promptly thereafter. The name(s) in which the stock certificates and Warrants are to be issued to each Purchaser are set forth in the Stock Certificate and Warrant Questionnaire in the form attached hereto as APPENDIX I, as completed by each Purchaser.

     SECTION 4.     REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY.

     Except as set forth on the Schedule of Exceptions attached hereto as EXHIBIT C, the Company hereby represents and warrants to, and covenants with, the Purchasers as follows:

     4.1 ORGANIZATION AND QUALIFICATION. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to conduct its business as it is currently being conducted.

     4.2 DUE EXECUTION, DELIVERY AND PERFORMANCE OF THE AGREEMENT. The Company's execution, delivery and performance of this Agreement have been duly authorized under Delaware law by all requisite corporate action by the Company, and will not violate (i) any law, (ii) the Company's Amended and Restated Certificate of Incorporation, as amended, (iii) the Bylaws of the Company,
(iv) the Rules of the Nasdaq National Market (including rules relating to listing criteria), or (v) any provision of any material indenture, mortgage, agreement, contract or other material instrument to which the Company is a party or by which the Company or any of its properties or assets is bound as of the date hereof, or result in a breach of or constitute (upon notice or lapse of time or both) a default under any such indenture, mortgage, agreement, contract or other material instrument or result in the creation or imposition of any lien, security interest, mortgage, pledge, charge or other encumbrance, of any material nature whatsoever, upon any properties or assets of the Company. Upon the execution and delivery, and assuming the valid execution and delivery of this Agreement by each of the Purchasers, this Agreement will constitute a valid and binding obligation of the Company, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as the indemnification agreements of the Company in Section 10.3 hereof may be legally unenforceable.

     4.3 ISSUANCE, SALE AND DELIVERY OF THE SHARES AND WARRANTS. When issued and paid for in accordance with this Agreement or, if applicable, the Warrant, the Securities will be validly issued and outstanding, fully paid and non-assessable. In reliance on the Purchasers' representations set forth in
Section 5 hereof, the Company represents and warrants that, when issued and paid for in accordance with this Agreement or, if applicable, the Warrant, the Shares and the Warrants will be issued in compliance with all applicable federal and state securities laws and the applicable rules of the National Association of Securities Dealers. The Company agrees that, at all times, there shall be reserved for issuance and delivery upon exercise of the Warrants all shares of its Common Stock or other shares of capital stock of the Company from time to time issuable upon exercise of the Warrants.

     4.4 ADDITIONAL INFORMATION. The Company represents and warrants that the information contained in the following documents, which the Company has furnished to the Purchasers, or will furnish if requested by the Purchasers prior to the Closing, is or will be true and correct in all material respects as of their respective filing dates:

          (a) the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1995 (without exhibits unless specifically requested);

          (b) the Company's Quarterly Reports on Form 10-Q required to be filed with the SEC for the three month periods ended March 31, 1996, June 30, 1996 and September 30, 1996 (without exhibits unless specifically requested);

          (c) the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1996 (without exhibits unless specifically requested) (to be furnished when available, prior to the Second Closing), a draft of which has been or will, upon request, be provided to Purchasers prior to the First Closing;

          (d) Notice of Annual Meeting and Proxy Statement for the Company's 1996 Annual Meeting of Stockholders; and

          (e) Notice of Annual Meeting and Proxy Statement for the Company's 1997 Annual Meeting of Stockholders (to be furnished when available, prior to the Second Closing).

In addition, the Company represents and warrants that any other information provided by the Company to the Purchasers in writing in connection with the transactions contemplated by this Agreement (the "Additional Written Information") will not, as of the Closing Date, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein, or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading (other than information relating to the Placement Agent furnished by the Placement Agent expressly for use in the Agreement as to which the Company makes no representation or warranty); provided, however, that the Company makes no representations with respect to any projections contained in the Additional Written Information except with respect to any non-projected factual information contained in such projections.

     4.5 NO MATERIAL CHANGE. There has been no material adverse change in the financial condition, results of operations, business or prospects of the Company since December 31, 1996, except as described in the draft of the Annual Report on Form 10-K for the fiscal year ended December 31, 1996 described in Section 4.4(c) hereof.

     4.6  SEC REPORTS.

          (a) The Company has timely filed and will continue to timely file with the Securities and Exchange Commission (the "Commission") all reports ("SEC Reports") required to be filed by it under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). All of the SEC Reports filed by or to be filed by the Company comply or will comply in all material respects with the requirements of the Exchange Act. None of the SEC Reports contains or will contain, as of the respective date thereof, any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made. All financial statements contained in the SEC Reports have been prepared or will be prepared in accordance with generally accepted accounting principles consistently applied throughout the period indicated ("GAAP"). Each balance sheet presents or will present fairly in accordance with GAAP the financial position of the Company as of the date of such balance sheet, and each statement of operations, of stockholders' equity and of cash flows presents or will present fairly in accordance with GAAP the results of operations, the stockholders' equity and the cash flows of the Company for the periods then ended.

          (b) No event has occurred since December 31, 1996 requiring the filing of an SEC Report that has not heretofore been filed and furnished to the Purchasers.

          (c) The SEC Reports and this Agreement taken together as a whole will not, as of the Closing Date, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein, or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading (other than information relating to the Placement Agent furnished by the Placement Agent expressly for use in the Agreement as to which the Company makes no representation or warranty).

     4.7 MAINTENANCE OF LISTING. For so long as the Company is obligated to keep in effect the Registration Statements provided under Section 10 hereof, the Company will use its best efforts to maintain its listing on The National Market of The Nasdaq Stock Market or a national securities exchange, as defined in the Exchange Act.

     4.8 NO MATERIAL ADVERSE CHANGE WITH RESPECT TO BUSINESS PLAN. Since April 6, 1997, there has been no material adverse change in the Company's financial condition, results of operations or prospects with respect to the Company's 1997 Business Plan, dated April 6, 1997.

     4.9 REGISTRATION PURSUANT TO SECTION 10 HEREOF. To the Company's knowledge, no fact or circumstance exists that will prevent the Company from filing any Registration Statement required to be filed pursuant to Section 10 hereof.

     4.10 SATISFACTION OF CLOSING CONDITIONS. The Company will use its best efforts to cause the conditions to the Second Closing set forth in Section 9.2 and Section 9.3 hereof to be satisfied.

     SECTION 5.     REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PURCHASERS.

     Each Purchaser, severally and not jointly, represents and warrants to and covenants with the Company that:

     5.1  INVESTMENT REPRESENTATIONS, WARRANTIES AND COVENANTS.

          (a) Purchaser, taking into account the personnel and resources it can practically bring to bear on the purchase of the Securities contemplated hereby, either alone or together with the advice of such Purchaser's purchaser representative, is knowledgeable, sophisticated and experienced in making, and is qualified to make, decisions with respect to investments in shares presenting an investment decision like that involved in the purchase of the Securities, including investments in Securities issued by the Company and Purchaser has received all information requested by such Purchaser in connection with Purchaser's decision to purchase the Securities.

          (b) Purchaser is acquiring the Securities being acquired by Purchaser pursuant to this Agreement in the ordinary course of its business and for its own account for investment only and with no present intention of distributing any of such Securities or any arrangement or understanding with any other persons regarding the distribution of such Securities, except in compliance with
Section 5(c).

          (c) Purchaser will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Securities purchased hereunder except in compliance with the Securities Act of 1933, as amended (the "Securities Act"), applicable blue sky laws, and the rules and regulations promulgated thereunder.

          (d) Purchaser has completed or caused to be completed the Stock Certificate and Warrant Questionnaire and the Registration Questionnaire, attached hereto as APPENDIX I and APPENDIX II, respectively, for use in preparation of the Registration Statements to be filed by the Company, and the answers thereto are true and correct to the best knowledge of Purchaser as of the date hereof and will be true and correct as of the effective date of the applicable Registration Statement (provided that Purchaser shall be entitled to update such information by providing notice thereof to the Company prior to the effective date of such Registration Statement).

          (e) Purchaser has, in connection with its decision to purchase the Securities, relied with respect to the Company and its affairs solely upon the information delivered to Purchaser as described in Sections 4.4 and 5(a) above and the representations and warranties of the Company contained herein.

          (f) Purchaser is an "accredited investor" within the meaning of Rule 501 of Regulation D promulgated under the Securities Act.

          (g) Purchaser has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement. Upon the execution and delivery of this Agreement by Purchaser, this Agreement shall constitute a valid and binding obligation of Purchaser, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as the indemnification agreements of the Purchaser in Section 10.3 hereof may be legally unenforceable.

     5.2 VOTING AGREEMENT. To the extent applicable, Purchaser agrees to vote any shares of the Company's capital stock held by Purchaser in favor of any proposal to approve the issuance of the Shares in the Second Closing or the issuance of the Warrant Shares. Purchaser understands that, in accordance with the requirements of the Nasdaq National Market, the Shares issued in the First Closing will not be counted toward any such approval.

     SECTION 6. SURVIVAL OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS. Notwithstanding any investigation made by any party to this Agreement, all covenants, agreements, representations and warranties made by the Company and each Purchaser herein and in the certificates for the securities delivered pursuant hereto shall survive the execution of this Agreement, the delivery to the Purchasers of the Securities being purchased and the payment therefor.

     SECTION 7. CONDITIONS TO COMPANY'S OBLIGATIONS AT EACH CLOSING. The Company's obligation to complete the sale and issuance of the Securities and deliver shares of Common Stock and Warrants to each Purchaser, individually, as set forth in the Schedule of Purchasers shall be subject to the following conditions to the extent not waived by the Company:

     7.1 RECEIPT OF PAYMENT. The Company shall have received payment, by check or wire transfer of immediately available funds, in the full amount of the purchase price for the number of Units being purchased by such Purchaser at each Closing as set forth in the Schedule of Purchasers.

     7.2 REPRESENTATIONS AND WARRANTIES CORRECT. The representations and warranties made by such Purchaser in Section 5 hereof shall be true and correct when made, and shall be true and correct as of the Closing Date.

     7.3 COVENANTS PERFORMED. All covenants, agreements and conditions contained herein to be performed by such Purchaser on or prior to the Closing Date shall have been performed or complied with in all material respects.

     SECTION 8. CONDITIONS TO PURCHASERS' OBLIGATIONS AT EACH CLOSING. Each Purchaser's obligation to accept delivery of the Units and to pay for the securities evidenced thereby shall be subject to the following conditions to the extent not waived by such Purchaser:

     8.1 REPRESENTATIONS AND WARRANTIES CORRECT. The representations and warranties made by the Company in Section 4 hereof shall be true and correct when made, and shall be true and correct as of the Closing Date.

     8.2 COVENANTS PERFORMED. All covenants, agreements and conditions contained herein to be performed by the Company shall have been performed or complied with in all material respects.

     8.3 LEGAL OPINION. Purchasers shall have received from Cooley Godward LLP, counsel to the Company, an opinion letter addressed to the Purchasers, dated as of the Closing Date, in form and substance reasonably satisfactory to the Purchasers or their counsel.

     8.4 OFFICER'S CERTIFICATE. Purchasers shall have received a certificate of the Company executed by the Chief Executive Officer of the Company, dated the Closing Date, to the effect that the representations and warranties of the Company set forth in Section 4 of this Agreement are true and correct as of the date of this Agreement and as of the Closing Date, and the Company has satisfied all the conditions to be performed or satisfied by the Company on or prior to such Closing Date.

     SECTION 9. CONDITIONS TO SECOND CLOSING. Each Purchaser's obligation and, unless otherwise indicated, the Company's obligation to complete the Second Closing shall additionally be subject to the following conditions to the extent not waived by the Company and such Purchaser:

     9.1 NO SALE OF THE COMPANY. The Company shall not have entered into any agreement for a sale of a majority of its outstanding capital stock, a consolidation or merger with another entity, or a sale of substantially all of the Company's assets (any of the foregoing, a "Change in Control").

     9.2 PLACEMENT OF GMP UNITS. The Company shall have installed in physicians' offices during the three month period ended June 30, 1997 at least eighty-eight (88) GMP units of the IOS system (instrument and disposable test cartridges) that were sold directly or indirectly by the Company; provided, however, that the Company's obligation to complete the Second Closing shall not be subject to this condition set forth in this Section 9.2.

     9.3 STOCKHOLDER APPROVAL. The Company's stockholders shall have approved the sale of the Shares to be sold in the Second Closing, to the extent such approval is required by the Rules of the Nasdaq Stock Market.

     SECTION 10.    REGISTRATION OF THE SHARES; COMPLIANCE WITH THE SECURITIES
                    ACT.

     10.1 REGISTRATION PROCEDURES AND EXPENSES. The Company is obligated to do the following:

          (a) Within two weeks of the First Closing Date, the Company shall prepare and file with the Commission one or more registration statements in order to register with the Commission the sale by the Purchasers, from time to time, of (i) the Shares issued in the First Closing and (ii) the Warrant Shares underlying the Warrants issued in the First Closing for sale pursuant to such registration statements (a "Registration Statement"). The Company shall use its best efforts to cause such Registration Statement to become effective as soon as practicable thereafter. Promptly after filing any such Registration Statement, the Company will furnish to the Purchasers a copy of such Registration Statement.

          (b) Within two weeks of the Second Closing Date, the Company shall prepare and file with the Commission one or more registration statements in order to register with the Commission the sale by the Purchasers, from time to time, of (i) the Shares issued in the Second Closing and (ii) the Warrant Shares underlying the Warrants issued in the Second Closing for sale pursuant to such registration statements (a "Registration Statement"). The Company shall use its best efforts to cause such Registration Statement to become effective as soon as practicable thereafter. Promptly after filing any such Registration Statement, the Company will furnish to the Purchasers a copy of such Registration Statement.

          (c) The Company shall use reasonable best efforts to prepare and file with the Commission (i) such amendments and supplements to each such Registration Statement and the prospectus used in connection therewith, (ii) such SEC Reports and (iii) such other filings required by the Commission, as may be necessary to keep each Registration Statement continuously effective until the second anniversary of the first date on which no Warrants remain unexercised or unexpired or until the date on which no Shares registered on such Registration Statement are outstanding or issuable and remain unsold pursuant to such Registration Statement; provided, however, that in the event of a Suspension Period (as defined below) or a Stand-Off Period (as defined in Section 10.6 hereof), the Company shall extend the period of effectiveness of such Registration Statement by the aggregate number of days of each such Suspension Period or Stand-Off Period. The Company may suspend use of a prospectus when it deems necessary, in its reasonable judgment, until such time as the Company subsequently authorizes use of such prospectus (each such period, including any time period during which a stop order issued by the Commission is in effect with respect to such prospectus or related Registration Statement, a "Suspension Period"). Upon the declaration of a Suspension Period, the Company shall use reasonable best efforts to end the Suspension Period as quickly as possible. Notwithstanding the foregoing, the Company shall not allow a Suspension Period to continue for more than 60 days unless the Company shall deliver to the Purchasers a second notice, which shall have the effect of extending the Suspension Period by up to an additional 30 days. In no event shall the Company extend a Suspension Period beyond such 90 day period. The Company shall not under any circumstances be entitled to exercise its rights under this subparagraph to effect a Suspension Period more than two times in any 12 month period. Each Purchaser agrees that such Purchaser will not sell any Shares pursuant to a prospectus beginning at the time the Company gives such Purchaser notice of the suspension of the prospectus and ending at the time the Company gives such Purchaser notice of the termination of the Suspension Period. Each Purchaser further agrees to promptly notify the Company of the sale of all of such Purchaser's Securities.

          (d) In order to facilitate the public sale or other disposition of all or any of the Shares by each Purchaser, the Company shall furnish to each Purchaser with respect to the Shares registered under the Registration Statement such number of copies of prospectuses and preliminary prospectuses as such Purchaser reasonably requests in conformity with the requirements of the Securities Act.

          (e) The Company shall file documents required of the Company for blue sky clearance in states specified in writing by each Purchaser; PROVIDED, HOWEVER, that the Company shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented.

          (f) Other than fees and expenses, if any, of counsel or other advisers to the Purchasers, which fees and expenses shall be borne by the Purchasers except as provided in the next sentence and under Section 13.8 below, the Company shall bear all expenses (exclusive of underwriting discounts and commissions) in connection with the procedures in paragraphs (a) through (e) of this Section 10.1. The Company shall bear the expenses of reasonable fees and disbursements of a single special counsel for the Purchasers (including any purchasers pursuant to the Common Stock Purchase Agreement of even date herewith described in Section 13.9 hereof) reasonably acceptable to each of the Purchasers in connection with each Registration Statement required to be filed pursuant to this Section 10 not to exceed $15,000.

     10.2 TRANSFER OF SECURITIES AFTER REGISTRATION. Each Purchaser agrees that such Purchaser will not effect any disposition of the Shares or the Warrants that would constitute a sale within the meaning of the Securities Act, except:

               (i) pursuant to a Registration Statement, in which case such Purchaser shall submit the certificates evidencing the Shares to the transfer agent accompanied by a separate "Purchaser's Certificate" (A) in the form of APPENDIX III attached hereto, (B) executed by such Purchaser or by an officer of, or other authorized person designated by, such Purchaser, and (C) to the effect that (1) the Shares have been sold in accordance with the Registration Statement and (2) the requirement of delivering a current prospectus has been satisfied; or

               (ii) in a transaction exempt from registration under the Securities Act, in which case such Purchaser shall, prior to effecting such disposition, submit to the Company an opinion of counsel in form and substance reasonably satisfactory to the Company to the effect that the proposed transaction is in compliance with the Securities Act.

     10.3 INDEMNIFICATION. As used in this Section 10.3 the following terms shall have the following respective meanings:

          (a) "Selling Stockholder" shall mean a Purchaser of Securities under this Agreement, and any transferee of such a Purchaser who is entitled to resell Shares pursuant to a Registration Statement;

          (b) "Registration Statement" shall include any final prospectus, exhibit, supplement or amendment included in or relating to the Registration Statements referred to in Section 10.1; and

          (c) "Untrue Statement" shall include any untrue statement or alleged untrue statement, or any omission or alleged omission to state in a Registration Statement a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     The Company agrees to indemnify and hold harmless each Selling Stockholder (and each person, if any, who controls such Selling Stockholder within the meaning of Section 15 of the Securities Act, and each officer and director of such Selling Stockholder and each broker or dealer to or through whom such Selling Stockholder's Shares are sold) from and against any losses, claims, damages or liabilities to which such Selling Stockholder (or such controlling person, officer or director or broker or dealer, as the case may be) may become subject (under the Securities Act or otherwise) insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, any Untrue Statement on or after the effective date of a Registration Statement, or arise out of any failure by the Company to fulfill any undertaking included in a Registration Statement and the Company will reimburse such Selling Stockholder (or such controlling person, officer or director or broker or dealer, as the case may be) for any reasonable legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim; PROVIDED, HOWEVER, that the Company shall not be liable to such Selling Stockholder (or such controlling person, officer or director or broker or dealer) in any such case to the extent that such loss, claim, damage or liability arises out of, or is based upon, an Untrue Statement made in such Registration Statement in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Selling Stockholder (or such controlling person, officer or director or broker or dealer), specifically for use in preparation of such Registration Statement, or the failure of such Selling Stockholder to comply with the covenants and agreements contained in Section 10.1 or 10.2 hereof respecting sale of the Shares or any statement or omission in any prospectus that is corrected in any subsequent prospectus that was delivered to the Selling Stockholder prior to the pertinent sale or sales by the Selling Stockholder.

     Each Purchaser, severally and not jointly, agrees to indemnify and hold harmless the Company (and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, each officer of the Company who signs a Registration Statement and each director of the Company) from and against any losses, claims, damages or liabilities to which the Company (or any such officer, director or controlling person) may become subject (under the Securities Act or otherwise), insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, any failure to comply with the covenants and agreements contained in
Section 10.1 or 10.2 hereof respecting sale of the Shares, or any Untrue Statement contained in a Registration Statement on or after the effective date thereof if such Untrue Statement was made in reliance upon and in conformity with written information furnished by or on behalf of such Purchaser specifically for use in preparation of such Registration Statement, and such Purchaser will reimburse the Company (or such officer, director or controlling person), as the case may be, for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim; PROVIDED that in no event shall any indemnity by a Purchaser under this Section 10.3 exceed the gross proceeds received by such Purchaser from the sale of Shares covered by such Registration Statement.

     Promptly after receipt by any indemnified person of a notice of a claim or the beginning of any action in respect of which indemnity is to be sought against an indemnifying person pursuant to this Section 10.3, such indemnified person shall notify the indemnifying person in writing of such claim or of the commencement of such action, and, subject to the provisions hereinafter stated, in case any such action shall be brought against an indemnified person and such indemnifying person shall have been notified thereof, such indemnifying person shall be entitled to participate therein, and, to the extent it shall wish, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified person. After notice from the indemnifying person to such indemnified person of its election to assume the defense thereof, such indemnifying person shall not be liable to such indemnified person for any legal expenses subsequently incurred by such indemnified person in connection with the defense thereof; PROVIDED, HOWEVER, that if there exists or shall exist a conflict of interest that would make it prejudicial, in the opinion of counsel to the indemnified person, for the same counsel to represent both the indemnified person and such indemnifying person or any affiliate or associate thereof, the indemnified person shall be entitled to retain its own counsel at the expense of such indemnifying person; PROVIDED, HOWEVER, that no indemnifying person shall be responsible for the fees and expenses of more than one separate counsel for all indemnified parties.

     10.4 TERMINATION OF CONDITIONS AND OBLIGATIONS. The conditions precedent imposed by Subsections 5.1(c) and (d) or Section 10.1(c) and Section 10.2 upon the transferability of the Shares shall cease and terminate as to any particular number of the Shares when such Shares shall have been sold or otherwise disposed of in accordance with the intended method of disposition set forth in the Registration Statement covering such Shares or at such time as an opinion of counsel satisfactory to the Company shall have been rendered to the effect that such conditions are not necessary in order to comply with the Securities Act.

     10.5 INFORMATION AVAILABLE. So long as a Registration Statement is required to be effective pursuant to this Section 10 covering the resale of Shares owned by the Purchasers, the Company will furnish to the Purchasers:

          (a) as soon as practicable after available (but in the case of the Company's Annual Report to Stockholders, within 120 days after the end of each fiscal year of the Company), one copy of (i) its Annual Report to Stockholders (which Annual Report shall contain financial statements audited in accordance with generally accepted auditing standards certified by a national firm of certified public accountants); (ii) its Annual Report on Form 10-K; (iii) its quarterly reports on Form 10-Q (the foregoing, in each case, excluding exhibits); and (iv) its current reports on Form 8-K, if any;

          (b) upon the request of any Purchaser, all exhibits excluded by the parenthetical to subparagraph (a)(iii) of this Section 10.5, in the form generally available to the public; and

          (c) upon the reasonable request of any Purchaser, an adequate number of copies of prospectuses to supply to any other party requiring such prospectuses.

     10.6 MARKET STAND-OFF. If requested by the underwriters in any proposed underwritten public offering by the Company of Common Stock, Purchasers, or any assignees thereof or transferees who are affiliates thereof, will not sell any of the Shares for up to 90 days following the effective date of the registration statement relating to such public offering (each such time period a "Stand-Off Period").

     10.7 CHANGES IN PURCHASER INFORMATION. Each Purchaser agrees to promptly notify the Company of any changes in the information set forth in a Registration Statement regarding Purchaser or such Purchaser's plan of distribution set forth in such Registration Statement.

     SECTION 11. BROKER'S FEE. The Company and each Purchaser (severally and not jointly) hereby represent that, except for amounts to be paid to Pacific Growth Equities, Inc., as Placement Agent (the "Placement Agent") by the Company as described in Section 13.8 hereof, there are no brokers or finders entitled to compensation in connection with the sale of the Units, and shall indemnify each other for any such fees for which they are responsible.

     SECTION 12. NOTICES. All notices, requests, consents and other communications hereunder shall be in writing, shall be sent by confirmed facsimile or mailed by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, and shall be deemed given when so sent in the case of facsimile transmission, or when so received in the case of mail or courier, and addressed as follows:

          (a)  if to the Company, to:

                    Biocircuits Corporation
                    1324 Chesapeake Terrace
                    Sunnyvale, California  94089
                    Attention:  John Kaiser
                    Facsimile:  (408) 752-8792

          with a copy so mailed to:

                    Cooley Godward LLP
                    Five Palo Alto Square
                    3000 El Camino Real
                    Palo Alto, California 94306
                    Attention:  Deborah A. Marshall, Esq.
                    Facsimile:  (415) 857-0663
          or to such other person at such other place as the Company shall designate to the Purchasers in writing; and

          (b) if to the Purchasers, at the address as set forth at the end of this Agreement, or at such other address or addresses as may have been furnished to the Company in writing.

     SECTION 13.    MISCELLANEOUS.

     13.1 WAIVERS AND AMENDMENTS. Neither this Agreement nor any provision hereof may be changed, waived, discharged, terminated, modified or amended except upon the written consent of the Company and holders of at least a majority of the Shares.

     13.2 HEADINGS. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

     13.3 SEVERABILITY. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

     13.4 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of California as applied to contracts entered into and performed entirely in California by California residents, without regard to conflicts of law principles.

     13.5 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

     13.6 SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

     13.7 ENTIRE AGREEMENT. This Agreement and other documents delivered pursuant hereto, including the exhibits, constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

     13.8 PAYMENT OF FEES AND EXPENSES. Subject to Section 10.1(f) hereof, each of the Company and the Purchasers shall bear its own expenses and legal fees incurred on its behalf with respect to this Agreement and the transactions contemplated hereby. (The transactions contemplated hereby and by the Common Stock Purchase Agreement described in Section 13.9 hereof are jointly referred to herein as the "Offering"). The Purchasers understand and acknowledge that the Company shall reimburse the Placement Agent for all reasonable out-of-pocket expenses incurred by the Placement Agent in connection with the Offering and the reasonable fees and expenses of Howard, Rice, Nemerovski, Canady, Falk & Rabkin in connection with its acting as counsel to the Placement Agent, in an amount up to $50,000 in the aggregate. Purchasers acknowledge that the Placement Agent will receive a commission, to be paid by the Company, equal to six percent (6%) of the purchase price of the Units or shares of Common Stock sold in the Offering, except for any Shares sold to the Sprout Group or any affiliate thereof, plus six percent (6%) of the exercise price of any Warrants exercised. Purchasers further acknowledge that, in the event that the First Closing takes place on or before April 15, 1997 and the Second Closing does not take place as a result of a Change in Control, the Placement Agent will receive an additional commission to be paid by the Company equal to $360,000 minus the amount of any commission paid to the Placement Agent in connection with the sale of Units or Shares in the First Closing (including the first closing of the transactions described in Section 13.9 hereof). If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorney's fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

     13.9 SIMULTANEOUS COMMON STOCK FINANCING. Purchasers acknowledge that the Company intends to enter into a Common Stock Purchase Agreement substantially in the form attached hereto as EXHIBIT D, pursuant to which the Company will issue and sell shares of its Common Stock to one or more entities affiliated with the Sprout Group, with which Robert Curry, a director of the Company, is affiliated. The Company may also issue and sell shares of its Common Stock to other Purchasers under such Common Stock Purchase Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.


COMPANY:                                PURCHASERS:


BIOCIRCUITS CORPORATION                 Purchaser:
                                                  ------------------------------

By:  /s/ John Kaiser                    By:
   ---------------------------------       -------------------------------------
         John Kaiser
   Chief Executive Officer

Address:   1324 Chesapeake Terrace      Title:
           Sunnyvale, CA  94089               ----------------------------------

Facsimile: (408) 752-8792               Address:
                                                --------------------------------

                                        ----------------------------------------

                                        ----------------------------------------

                                        Facsimile:
                                                  ----------------------------



                                        Investment Amount:       $
                                                                    ------------
                                        Number of Units:
                                                                    ------------


                   COMMON STOCK AND WARRANT PURCHASE AGREEMENT

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.


COMPANY:                                PURCHASERS:


BIOCIRCUITS CORPORATION                 Purchaser:  Special Situations Cayman
                                                    Fund, L.P.
                                                    ----------------------------

By:
   ---------------------------------
         John Kaiser                    By:  /s/ Austin Marxe
   Chief Executive Officer                 -------------------------------------

Address:   1324 Chesapeake Terrace      Title: Managing Director
           Sunnyvale, CA  94089               ----------------------------------

Facsimile: (408) 752-8792               Address: 153 E. 53rd Street
                                                --------------------------------
                                        New York, NY 10022
                                        ----------------------------------------

                                        ----------------------------------------


                                        Facsimile: (212) 832-6141
                                                  ------------------------------



                                        Investment Amount:       $300,000.00
                                                                 -----------
                                        Number of Units:          300,000
                                                                  -------


                   COMMON STOCK AND WARRANT PURCHASE AGREEMENT

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.


COMPANY:                                PURCHASERS:


BIOCIRCUITS CORPORATION                 Purchaser: Special Situations Fund
                                                   III, L.P.
                                                   -----------------------------
By:
   ---------------------------------
         John Kaiser                    By: /s/ Austin Marxe
   Chief Executive Officer                 -------------------------------------

Address:   1324 Chesapeake Terrace      Title: Managing Director
           Sunnyvale, CA  94089               ----------------------------------
                                        Address: 153 E. 53rd Street
Facsimile:     (408) 752-8792                   --------------------------------
                                        New York, NY 10022
                                        ----------------------------------------

                                        ----------------------------------------

                                        Facsimile: (516) 725-6141
                                                  ------------------------------



                                        Investment Amount:       $ 1,200,000.00
                                                                   ------------
                                        Number of Units:           1,200,000
                                                                   ---------


                   COMMON STOCK AND WARRANT PURCHASE AGREEMENT

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.


COMPANY:                                PURCHASERS:


BIOCIRCUITS CORPORATION                 Purchaser: Special Situations Private
                                                   Equity Fund L.P.
                                                  ------------------------------
By:
   ---------------------------------
         John Kaiser
   Chief Executive Officer              By: /s/ Austin Marxe
                                           -------------------------------------
Address:   1324 Chesapeake Terrace
           Sunnyvale, CA  94089         Title: Managing Director
                                              ----------------------------------
Facsimile:     (408) 752-8792           Address: 153 E. 53rd Street
                                                --------------------------------
                                        New York, NY 10022
                                        ----------------------------------------

                                        ----------------------------------------

                                        Facsimile: (212) 832-6141
                                                 -------------------------------


                                        Investment Amount:       $1,000,000.00
                                                                 -------------
                                        Number of Units:          1,000,000
                                                                  ---------


                   COMMON STOCK AND WARRANT PURCHASE AGREEMENT

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.


COMPANY:                                PURCHASERS:


BIOCIRCUITS CORPORATION                 Purchaser: H&Q Biocircuits Investors,
                                                   L.P.
                                                  ------------------------------
By:                                     By: /s/ J. Berterretche
   ---------------------------------       -------------------------------------
         John Kaiser
   Chief Executive Officer
                                        Title: Attorney-In-Fact
Address:   1324 Chesapeake Terrace            ----------------------------------
           Sunnyvale, CA  94089         Address:   One Bush Street 15th Floor
                                                --------------------------------
Facsimile: (408) 752-8792               San Francisco, CA 94104
                                        ----------------------------------------

                                        ----------------------------------------

                                        Facsimile: (415) 677-7747
                                                  ------------------------------




                                        Investment Amount:       $1,000,000.00
                                                                  ------------
                                        Number of Units:          1,000,000
                                                                  ---------


                   COMMON STOCK AND WARRANT PURCHASE AGREEMENT

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.


COMPANY:                                PURCHASERS:


BIOCIRCUITS CORPORATION                 Purchaser: Cove Investments Limited
                                                   Partnership
                                                  ------------------------------
By:                                     Purchaser: Cove Investments LLC
   ---------------------------------              ------------------------------
         John Kaiser
   Chief Executive Officer              Title: Its General Partner
                                              ----------------------------------

Address:   1324 Chesapeake Terrace      By: /s/ K. Marshall Matzinger
           Sunnyvale, CA  94089            -------------------------------------

                                        Title: Manager
                                              ----------------------------------
Facsimile: (408) 752-8792
                                        Address: P.O. Box 12219
                                                --------------------------------
                                        308 Dorla Court
                                        ----------------------------------------
                                        Zephyr Cove, NV 89448
                                        ----------------------------------------

                                        Facsimile: (702) 588-7922
                                                  ------------------------------


                                        Investment Amount:       $334,000.00
                                                                 -----------
                                        Number of Units:          334,000
                                                                  -------


                   COMMON STOCK AND WARRANT PURCHASE AGREEMENT

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.


COMPANY:                                PURCHASERS:


BIOCIRCUITS CORPORATION                 Purchaser: Glenbrook Partners, L.P.
                                                  ------------------------------

By:                                     By: /s/ K. Marshall Matzinger
   ---------------------------------       -------------------------------------
         John Kaiser
   Chief Executive Officer              Title: Chief Financial Officer
                                              ----------------------------------
Address:   1324 Chesapeake Terrace      Purchaser: Prim Ventures, Inc.
           Sunnyvale, CA  94089                   ------------------------------
                                        By: /s/ K. Marshall Matzinger
Facsimile: (408) 752-8792                  -------------------------------------
                                        Title: Chief Financial Officer
                                              ----------------------------------
                                        Address: P.O. Box 12219
                                                --------------------------------
                                        308 Dorla Court
                                        ----------------------------------------
                                        Zephyr Cove, NV 89448
                                        ----------------------------------------

                                        Facsimile: (702) 588-7922
                                                  ------------------------------



                                        Investment Amount:       $128,000.00
                                                                 -----------
                                        Number of Units:          128,000
                                                                  -------


                   COMMON STOCK AND WARRANT PURCHASE AGREEMENT

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.


COMPANY:                                PURCHASERS:


BIOCIRCUITS CORPORATION                 Purchaser: EDJ Limited
                                                  ------------------------------

By:                                     By: /s/ Jeffrey H. Porter
   ---------------------------------       -------------------------------------
         John Kaiser
   Chief Executive Officer              Title: Trading Adviser
                                              ----------------------------------
Address:   1324 Chesapeake Terrace      Address: c/o Deltec Panamerica Trust Co.
           Sunnyvale, CA  94089                 --------------------------------
                                        Deltec House/Lyford Cay
Facsimile: (408) 752-8792               ----------------------------------------
                                        Box N-3229 Nassau, The Bahamas
                                        ----------------------------------------


                                        Facsimile: (242) 362-4623
                                                  ------------------------------




                                        Investment Amount:       $100,000.00
                                                                 -----------
                                        Number of Units:          100,000
                                                                  -------


                   COMMON STOCK AND WARRANT PURCHASE AGREEMENT

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.


COMPANY:                                PURCHASERS:


BIOCIRCUITS CORPORATION                 Purchaser: Porter Partners, L.P.
                                                   -----------------------------

By:                                     By: /s/ Jeffrey H. Porter
   ---------------------------------       -------------------------------------
         John Kaiser
   Chief Executive Officer              Title: Managing General Partner
                                              ----------------------------------
Address:   1324 Chesapeake Terrace      Address: 100 Shoreline Suite 211B
           Sunnyvale, CA  94089                 --------------------------------
                                        Mill Valley, CA 94941
Facsimile:     (408) 752-8792           ----------------------------------------

                                        ----------------------------------------

                                        Facsimile: (415) 332-8223
                                                  ------------------------------



                                        Investment Amount:       $200,000.00
                                                                 -----------
                                        Number of Units:          200,000
                                                                  -------


                   COMMON STOCK AND WARRANT PURCHASE AGREEMENT

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.

COMPANY:                                PURCHASERS:


BIOCIRCUITS CORPORATION                 Purchaser: Kaiser Survivor Trust
                                                  ------------------------------

By:                                     By: /s/ John Kaiser
   ---------------------------------       -------------------------------------
         John Kaiser
   Chief Executive Officer

Address:   1324 Chesapeake Terrace      Title: Trustee
           Sunnyvale, CA  94089               ----------------------------------
                                        Address: 1324 Chesapeake Terrace
Facsimile: (408) 752-8792                       --------------------------------
                                        Sunnyvale, CA 94089
                                        ----------------------------------------

                                        ----------------------------------------

                                        Facsimile: (408) 752-8790
                                                  ------------------------------



                                        Investment Amount:       $100,000.00
                                                                 -----------
                                        Number of Units:          100,000
                                                                  -------


                   COMMON STOCK AND WARRANT PURCHASE AGREEMENT

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.


COMPANY:                                PURCHASERS:


BIOCIRCUITS CORPORATION                 Purchaser: Rogers Family Trust
                                                  ------------------------------

By:                                     By: /s/ Roy L. Rogers
   ---------------------------------       -------------------------------------
         John Kaiser
   Chief Executive Officer              Title: Trustee
                                              ----------------------------------
Address:   1324 Chesapeake Terrace      Address: 27927 Broines Way
           Sunnyvale, CA  94089                 --------------------------------
                                        Los Altos Hills, CA 94022
Facsimile: (408) 752-8792               ----------------------------------------

                                        ----------------------------------------

                                        Facsimile: (415) 854-2276
                                                  ------------------------------



                                        Investment Amount:       $100,000.00
                                                                 -----------
                                        Number of Units:          100,000
                                                                  -------


                   COMMON STOCK AND WARRANT PURCHASE AGREEMENT

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.

COMPANY:                                PURCHASERS:


BIOCIRCUITS CORPORATION                 Purchaser: E&M RP Trust
                                                  ------------------------------

By:                                     By: /s/ Edmund H. Shea, Jr.
   ---------------------------------       -------------------------------------
         John Kaiser
   Chief Executive Officer              Title: Trustee
                                              ----------------------------------
Address:   1324 Chesapeake Terrace      Address: 655 Brea Canyon Road
           Sunnyvale, CA  94089                 --------------------------------
                                        Walnut, CA 91788
Facsimile:     (408) 752-8792           ----------------------------------------

                                        ----------------------------------------

                                        Facsimile: (909) 869-0840
                                                  ------------------------------



                                        Investment Amount:       $50,000.00
                                                                 ----------
                                        Number of Units:          50,000
                                                                  ------


                   COMMON STOCK AND WARRANT PURCHASE AGREEMENT

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.


COMPANY:                                PURCHASERS:


BIOCIRCUITS CORPORATION
                                        Purchaser: Tahoe Partnership I
                                                  ------------------------------

By:                                     By: /s/ Peter O. Shea
   ---------------------------------       -------------------------------------
         John Kaiser
   Chief Executive Officer              Title: Custodian
                                              ----------------------------------
Address:   1324 Chesapeake Terrace      Address: 655 Brea Canyon Road
           Sunnyvale, CA  94089                 --------------------------------
                                        Walnut, CA 91788
Facsimile:     (408) 752-8792           ----------------------------------------

                                        ----------------------------------------

                                        Facsimile: (909) 869-0840
                                                  ------------------------------



                                        Investment Amount:       $50,000.00
                                                                 ----------
                                        Number of Units:          50,000
                                                                  ------


                   COMMON STOCK AND WARRANT PURCHASE AGREEMENT

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.


COMPANY:                                PURCHASERS:


BIOCIRCUITS CORPORATION                 Purchaser: Lancaster Investment Partners
                                                  ------------------------------

By:                                     By: /s/ R.A. Berlacher
   ---------------------------------       -------------------------------------
         John Kaiser
   Chief Executive Officer
                                        Title: Manager, General Partner
                                              ----------------------------------
Address:  1324 Chesapeake Terrace
          Sunnyvale, CA  94089          Address:  353 W. Lancaster Avenue,
                                                  Suite 300
Facsimile:     (408) 752-8792                   --------------------------------
                                        Wayne, PA  19087
                                        ----------------------------------------

                                        ----------------------------------------

                                        Facsimile: (610) 989-1765
                                                  ------------------------------



                                        Investment Amount:       $50,000.00
                                                                 ----------
                                        Number of Units:          50,000
                                                                  ------


                   COMMON STOCK AND WARRANT PURCHASE AGREEMENT

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.


COMPANY:                                PURCHASERS:


BIOCIRCUITS CORPORATION                 Purchaser: Julie T. Berlacher
                                                  ------------------------------

By:                                     By: /s/ Julie T. Berlacher
   ---------------------------------       -------------------------------------
         John Kaiser
   Chief Executive Officer              Title:
                                              ----------------------------------
Address:   1324 Chesapeake Terrace      Address:  353 W. Lancaster Ave.,
           Sunnyvale, CA  94089                   Suite 300
                                                --------------------------------
Facsimile: (408) 752-8792               Wayne, PA  19087
                                        ----------------------------------------

                                        ----------------------------------------

                                        Facsimile: (610) 989-1765
                                                  ------------------------------



                                        Investment Amount:       $30,000.00
                                                                 ----------
                                        Number of Units:          30,000
                                                                  ------


                   COMMON STOCK AND WARRANT PURCHASE AGREEMENT

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.


COMPANY:                                PURCHASERS:


BIOCIRCUITS CORPORATION                 Purchaser: C. Fred Toney
                                                  ------------------------------

By:                                     By: /s/ C. Fred Toney, Jr.
   ---------------------------------       -------------------------------------
         John Kaiser
   Chief Executive Officer              Title: Managing Director
                                              ----------------------------------
Address:   1324 Chesapeake Terrace      Address: 353 Sacramento Street,
           Sunnyvale, CA  94089                  16th Floor
                                                --------------------------------
Facsimile: (408) 752-8792               San Francisco, CA  94111
                                        ----------------------------------------

                                        ----------------------------------------

                                        Facsimile: (415) 274-6849
                                                  ------------------------------



                                        Investment Amount:       $50,000.00
                                                                 ----------
                                        Number of Units:          50,000
                                                                  ------


                   COMMON STOCK AND WARRANT PURCHASE AGREEMENT

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.


COMPANY:                                PURCHASERS:


BIOCIRCUITS CORPORATION                 Purchaser: Pacific Growth Equities, Inc.
                                                  ------------------------------

By:                                     By: /s/ Richard S. Osgood
   ---------------------------------       -------------------------------------
         John Kaiser
   Chief Executive Officer

Address:   1324 Chesapeake Terrace      Title:  Chief Executive Officer -
           Sunnyvale, CA  94089                 Chairman
                                              ----------------------------------

Facsimile: (408) 752-8792               Address:  353 Sacramento Street,
                                                  16th Floor
                                                --------------------------------
                                        San Francisco, CA  94111
                                        ----------------------------------------

                                        ----------------------------------------

                                        Facsimile: (415) 274-6887
                                                  ------------------------------



                                        Investment Amount:       $50,000.00
                                                                 ----------
                                        Number of Units:          50,000
                                                                  ------


                   COMMON STOCK AND WARRANT PURCHASE AGREEMENT

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.


COMPANY:                                PURCHASERS:


BIOCIRCUITS CORPORATION                 Purchaser: Stephen J. Massocca
                                                  ------------------------------

By:                                     By: /s/ S. J. Massocca
   ---------------------------------       -------------------------------------
         John Kaiser
   Chief Executive Officer              Title:
                                              ----------------------------------
Address:   1324 Chesapeake Terrace      Address:  353 Sacramento Street,
           Sunnyvale, CA  94089                   16th Floor
                                                --------------------------------
Facsimile: (408) 752-8792               San Francisco, CA  94111
                                        ----------------------------------------

                                        ----------------------------------------

                                        Facsimile: (415) 274-6887
                                                  ------------------------------



                                        Investment Amount:       $30,000.00
                                                                 ----------
                                        Number of Units:          30,000
                                                                  ------


                   COMMON STOCK AND WARRANT PURCHASE AGREEMENT

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.

COMPANY:                                PURCHASERS:


BIOCIRCUITS CORPORATION                 Purchaser: John C. Coleman, Jr.
                                                   --------------------------
By:                                     By: /s/ John C. Coleman, Jr.
    -------------------------------         ---------------------------------
           John Kaiser
     Chief Executive Officer

Address:  1324 Chesapeake Terrace       Title: c/o Pacific Growth Equities
               Sunnyvale, CA  94089            ------------------------------
                                        Address: 353 Sacramento Street,#1600
Facsimile:     (408) 752-8792                    ----------------------------
                                        San Francisco, CA  94111
                                        -------------------------------------

                                        -------------------------------------

                                        Facsimile: (415) 274-6887
                                                   --------------------------


                                        Investment Amount:     $20,000.00
                                                               ----------

                                        Number of Units:        20,000
                                                                ------


                   COMMON STOCK AND WARRANT PURCHASE AGREEMENT

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.

COMPANY:                                PURCHASERS:


BIOCIRCUITS CORPORATION                 Purchaser: George L. Farinsky and
                                                   ----------------------
                                        Barbara J. Farinsky, Trustees of
                                        --------------------------------
                                        the Farinsky 1992 Trust
                                        -----------------------

By:                                     By: /s/ George L. Farinsky
    -------------------------------         -------------------------------
           John Kaiser
     Chief Executive Officer

Address:  1324 Chesapeake Terrace       Title: Trustee
               Sunnyvale, CA  94089            ----------------------------
                                        Address: 13 Eastfield Drive
Facsimile:     (408) 752-8792                    --------------------------
                                        Rolling Hills, CA  90274
                                        -----------------------------------
                                        Telephone: (310) 544-1180
                                                  -------------------------

                                        Facsimile: (310) 544-1190
                                                   ------------------------




                                        Total Investment Amount: $50,000.00
                                                                 ----------
                                        First Closing Investment Amount:
                                                                 $10,625.00
                                                                 ----------
                                        Number of Units:         50,000
                                                                 ------



                   COMMON STOCK AND WARRANT PURCHASE AGREEMENT

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.

COMPANY:                                PURCHASERS:


BIOCIRCUITS CORPORATION                 Purchaser: Thomas J. Dietz
                                                   ------------------------
By:                                     By: /s/ Thomas J. Dietz
    --------------------------------        -------------------------------
           John Kaiser
     Chief Executive Officer

Address:  1324 Chesapeake Terrace       Title: Managing Director
               Sunnyvale, CA  94089            ----------------------------
                                        Address: 353 Sacramento Street,
Facsimile:     (408) 752-8792           Suite 1600
                                        -----------------------------------
                                        San Francisco, CA  94111
                                        -----------------------------------

                                        -----------------------------------

                                        Facsimile: (415) 274-6849
                                                   ------------------------


                                       Investment Amount:      $5,000.00
                                                               ---------
                                        Number of Units:        5,000
                                                                -----

                   COMMON STOCK AND WARRANT PURCHASE AGREEMENT

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.


COMPANY:                                PURCHASERS:


BIOCIRCUITS CORPORATION                 Purchaser: Sanderling Venture
                                                   Partners III, L.P.
                                                   ------------------------

By:                                     By: /s/ Fred A. Middleton
   --------------------                     -------------------------------
         John Kaiser
   Chief Executive Officer

Address:  1324 Chesapeake Terrace       Title: General Partner
               Sunnyvale, CA  94089            ----------------------------
                                        Address: 2730 Sand Hill Road,
Facsimile:     (408) 752-8792                    Suite 200
                                                 --------------------------
                                        Menlo Park, CA  94025
                                        -----------------------------------

                                        -----------------------------------

                                        Facsimile: (415) 854-3648
                                                   ------------------------



                                        Investment Amount:       $350,419
                                                                ---------
                                        Number of Units:          350,419
                                                                  -------


                   COMMON STOCK AND WARRANT PURCHASE AGREEMENT

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.


COMPANY:                                PURCHASERS:


BIOCIRCUITS CORPORATION                 Purchaser: Sanderling III Limited
                                                   Partnership
                                                   ----------------------------
By:                                     By: /s/ Fred A. Middleton
   --------------------                     -----------------------------------
         John Kaiser
   Chief Executive Officer

Address:  1324 Chesapeake Terrace       Title: General Partner
               Sunnyvale, CA  94089            --------------------------------
                                        Address: 2730 Sand Hill Road,
Facsimile:     (408) 752-8792                    Suite 200
                                                 ------------------------------
                                        Menlo Park, CA  94025
                                        ---------------------------------------

                                        ---------------------------------------

                                        Facsimile: (415) 854-3648
                                                   ----------------------------



                                       Investment Amount:    $181,520.00
                                                             -----------
                                        Number of Units:      181,520
                                                              -------



                   COMMON STOCK AND WARRANT PURCHASE AGREEMENT

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.


COMPANY:                                PURCHASERS:


BIOCIRCUITS CORPORATION                 Purchaser: Sanderling III
                                                   Biomedical, L.P.
                                                   ----------------------------
By:                                     By: /s/ Fred A. Middleton
    -------------------------------        ---------------------------------
           John Kaiser
     Chief Executive Officer

Address:  1324 Chesapeake Terrace       Title: General Partner
               Sunnyvale, CA  94089            --------------------------------
                                        Address: 2730 Sand Hill Road,
Facsimile:     (408) 752-8792                    Suite 200
                                                 ------------------------------

                                        Menlo Park, CA  94025
                                        ---------------------------------------

                                        ---------------------------------------

                                        Facsimile: (415) 854-3648
                                                   ---------------------------


                                        Investment Amount:     $60,391.00
                                                               ----------
                                        Number of Units:        60,391
                                                                ------


                   COMMON STOCK AND WARRANT PURCHASE AGREEMENT

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.


COMPANY:                                PURCHASERS:


BIOCIRCUITS CORPORATION                 Purchaser: Sanderling Ventures
                                        Management

By:                                      By: /s/ Fred A. Middleton
     ------------------------------         ----------------------------------
           John Kaiser
     Chief Executive Officer

Address:  1324 Chesapeake Terrace       Title: General Partner
               Sunnyvale, CA  94089            -------------------------------

                                        Address: 2730 Sand Hill Road,
Facsimile:     (408) 752-8792                    Suite 200
                                                 -----------------------------

                                        Menlo Park, CA  94025
                                        ---------------------------------------

                                        ---------------------------------------

                                        Facsimile: (415) 854-3648
                                                   ----------------------------



                                        Investment Amount:      $7,670.00
                                                                ---------
                                        Number of Units:         7,670
                                                                 -----


                   COMMON STOCK AND WARRANT PURCHASE AGREEMENT

                                    EXHIBIT A

                             SCHEDULE OF PURCHASERS


-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
                                                      UNITS          FIRST        UNITS       SECOND
                                                  PURCHASED AT      CLOSING     PURCHASED    CLOSING    AGGREGATE    AGGREGATE
                                                      FIRST        PURCHASE     AT SECOND    PURCHASE   NUMBER OF     PURCHASE
PURCHASER                                           CLOSING (1)    PRICE ($)     CLOSING     PRICE ($)    UNITS       PRICE ($)
-------------------------------------------------------------------------------------------------------------------------------
Special Situations Cayman Fund, L.P.                   63,750         63,750     236,250    236,250       300,000     300,000
-------------------------------------------------------------------------------------------------------------------------------
Special Situations Fund III, L.P.                     255,000        255,000     945,000    945,000     1,200,000   1,200,000
-------------------------------------------------------------------------------------------------------------------------------
Special Situations Private Equity Fund, L.P.          212,500        212,500     787,500    787,500     1,000,000   1,000,000
-------------------------------------------------------------------------------------------------------------------------------
H&Q Biocircuits Investors L.P.                        212,500        212,500     787,500    787,500     1,000,000   1,000,000
-------------------------------------------------------------------------------------------------------------------------------
Cove Investments Limited Partnership                   70,975         70,975     263,025    263,025       334,000     334,000
-------------------------------------------------------------------------------------------------------------------------------
Glenbrook Partners, LP                                 27,200         27,200     100,800    100,800       128,000     128,000
-------------------------------------------------------------------------------------------------------------------------------
EDJ Limited                                            21,250         21,250      78,750     78,750       100,000     100,000
-------------------------------------------------------------------------------------------------------------------------------
Porter Partners, L.P.                                  42,500         42,500     157,500    157,500       200,000     200,000
-------------------------------------------------------------------------------------------------------------------------------
Kaiser Survivor Trust                                  21,250         21,250      78,750     78,750       100,000     100,000
-------------------------------------------------------------------------------------------------------------------------------
Rogers Family Trust                                    21,250         21,250      78,750     78,750       100,000     100,000
-------------------------------------------------------------------------------------------------------------------------------
E&M RP Trust                                           10,625         10,625      39,375     39,375        50,000      50,000
-------------------------------------------------------------------------------------------------------------------------------
Tahoe Partnership I                                    10,625         10,625      39,375     39,375        50,000      50,000
-------------------------------------------------------------------------------------------------------------------------------
Lancaster Investment Partners                          10,625         10,625      39,375     39,375        50,000      50,000
-------------------------------------------------------------------------------------------------------------------------------
Julie Berlacher                                         6,375          6,375      23,625     23,625        30,000      30,000
-------------------------------------------------------------------------------------------------------------------------------
C. Fred Toney, Jr.                                     10,625         10,625      39,375     39,375        50,000      50,000
-------------------------------------------------------------------------------------------------------------------------------
Richard H. Osgood III                                  10,625         10,625      39,375     39,375        50,000      50,000
-------------------------------------------------------------------------------------------------------------------------------
Steven J. Massocca                                      6,375          6,375      23,625     23,625        30,000      30,000
-------------------------------------------------------------------------------------------------------------------------------
John C. Coleman, Jr.                                    4,250          4,250      15,750     15,750        20,000      20,000
-------------------------------------------------------------------------------------------------------------------------------
George L. Farinsky and Barbara J. Farinsky,            10,625         10,625      39,375     39,375        50,000      50,000
Trustees of the Farinsky 1992 Trust
-------------------------------------------------------------------------------------------------------------------------------
Thomas J. Dietz                                         1,063          1,063       3,937      3,937         5,000       5,000
-------------------------------------------------------------------------------------------------------------------------------
Sanderling Venture Partners III, L.P.                  74,464         74,464     275,955    275,955       350,419     350,419
-------------------------------------------------------------------------------------------------------------------------------
Sanderling III Limited Partnership                     38,573         38,573     142,947    142,947       181,520     181,520
-------------------------------------------------------------------------------------------------------------------------------
Sanderling III Biomedical, L.P.                        12,833         12,833      47,558     47,558        60,391      60,391
-------------------------------------------------------------------------------------------------------------------------------





-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
                                                      UNITS          FIRST        UNITS       SECOND
                                                  PURCHASED AT      CLOSING     PURCHASED    CLOSING    AGGREGATE    AGGREGATE
                                                      FIRST        PURCHASE     AT SECOND    PURCHASE   NUMBER OF     PURCHASE
PURCHASER                                           CLOSING (1)    PRICE ($)     CLOSING     PRICE ($)    UNITS       PRICE ($)
-------------------------------------------------------------------------------------------------------------------------------
Sanderling Venture Management                           1,630          1,630       6,040      6,040         7,670       7,670
-------------------------------------------------------------------------------------------------------------------------------
TOTAL                                               1,157,488     $1,157,488   4,289,512 $4,289,512     5,447,000  $5,447,000
-------------------------------------------------------------------------------------------------------------------------------

(1) Each Unit consists of one (1) share of Common Stock and a warrant to purchase one share of Common Stock.

                                    EXHIBIT B

                                 FORM OF WARRANT


              Filed as Exhibit 4.4 to this Registration Statement.

                                    EXHIBIT C

                             SCHEDULE OF EXCEPTIONS

     THE INCLUSION OF ANY MATTER AS PART OF THIS SCHEDULE SHOULD NOT BE INTERPRETED AS INDICATING THAT THE COMPANY HAS DETERMINED THAT SUCH MATTER IS NECESSARILY MATERIAL TO THE PURCHASER.


                            SECTIONS 4.4; 4.5 AND 4.6

             ADDITIONAL INFORMATION; NO MATERIAL CHANGE; SEC REPORTS


     In accordance with Rule 12b-25 promulgated under the Securities Exchange Act of 1934, as amended, the Company intends to file its Annual Report on Form 10-K for the fiscal year ended December 31, 1996 not later than April 15, 1997.

                                    EXHIBIT D

                     FORM OF COMMON STOCK PURCHASE AGREEMENT


               Filed as Exhibit 4.2 to this Registration Statement

                     SUMMARY INSTRUCTION SHEET FOR PURCHASER
                   (TO BE READ IN CONJUNCTION WITH THE ENTIRE
                        PURCHASE AGREEMENT WHICH FOLLOWS)

A. Complete the following items on the Purchase Agreement, copies of which are attached hereto for your convenience:

     1.   Signature Page.

     2.   Appendix I - Stock Certificate and Warrant Questionnaire:

          Provide the information requested by the Stock Certificate and Warrant Questionnaire.

     3.   Appendix II - Registration Statement Questionnaire:

          Provide the information requested by the Registration Statement Questionnaire.

     4. Return the properly completed and signed Purchase Agreement including the properly completed and signed Appendix I and Appendix II to:

          Cooley Godward LLP
          Five Palo Alto Square
          3000 El Camino Real
          Palo Alto, CA 94306-2155
          Attn:  Suzanne A. Barr
          Tel:   (415) 843-5000
          Fax:   (415) 857-0663

          PLEASE RETURN THE COMPLETED AND SIGNED PURCHASE AGREEMENT BY FACSIMILE WITH ALL OF THE ORIGINAL DOCUMENTS FOLLOWING BY OVERNIGHT COURIER OR MAIL.


B.   The purchase price for the Units may be paid by wire transfer as follows:

          Wiring Instructions
          -------------------
          Cupertino National Bank
          3 Palo Alto Square, #150
          Palo Alto, CA  94306

          Bank Contact Person:  Ms. Terry Dickmeyer at (415) 852-0300

          Routing #: 121141152
          Account Name:  Biocircuits Corporation
          Account:  003104087

C. Upon the resale of the Shares by the Purchasers after the Registration Statement covering the Shares is effective as described in the Purchase Agreement, each Purchaser:

          (i) must deliver a current prospectus, and annual, quarterly and current reports of the Company (Forms 10-K, 10-Q and 8-K) to the buyer (prospectuses, and annual, quarterly and current reports may be obtained from the Company at the Purchaser's request); and

          (ii) must send a letter in the form of Appendix III to the Company so that the Shares may be properly transferred.

                                                                      APPENDIX I
                             BIOCIRCUITS CORPORATION
                   STOCK CERTIFICATE AND WARRANT QUESTIONNAIRE


     Pursuant to Section 3 of the Agreement, please provide us with the following information:


1.   The exact name that your Shares and
     Warrants are to be registered in
     (this is the name that will appear
     on your stock certificate(s) and
     Warrants.  You may use a nominee
     name if appropriate:                      -------------------------------

2.   The relationship between the              -------------------------------
     Purchaser of the Securities and the
     Registered Holder listed in response
     to item 1 above:

3.   The mailing address of the
     Registered Holder listed in response      -------------------------------
     to item 1 above:
                                               -------------------------------

                                               -------------------------------


4.   The Social Security Number or Tax
     Identification Number of the
     Registered Holder listed in the
     response to item 1 above:                 -------------------------------





                                   Signature:
                                                ------------------------------
                                   Print Name:
                                                -------------------------------
                                   Title:
                                                -------------------------------

                                                                     APPENDIX II

                             BIOCIRCUITS CORPORATION
                      REGISTRATION STATEMENT QUESTIONNAIRE

     In connection with the preparation of the Registration Statements, please provide us with the following information:

     1. Please state your or your organization's name exactly as it should appear in the Registration Statements:

     2. Please provide the following information, with your current ownership information as of April 7, 1997:

          (a) Number of shares you are purchasing which are to be included in the Registration Statements: ______________.

               __________ (Common Stock);  _______ (Warrant Shares).

          (b) Number of shares of the Company's Common Stock and Series A Preferred Stock (excluding the shares you are purchasing) that you own: ________________ (Common Stock); ______________
               (Preferred Stock).

          (c) Number of shares of the Company's Common and Preferred Stock subject to warrants you own: _______________ (Common Stock Warrants); ____________ (Preferred Stock Warrants).

     3. Have you or your organization had any position, office or other material relationship within the past three years with the Company or its affiliates other than as disclosed in the Proxy Statement in connection with the Company's most recent Annual Meeting of Stockholders?
                    Yes            No
                        ----          ----

     If yes, please indicate the nature of any such relationships:_____________

_______________________________________________________________________________

     4. In what states do you request the Company qualify the shares for resale (i.e. in what states do you plan to sell the Shares)? _______________

                              Signature:
                                             -----------------------------------
                              Print Name:
                                             -----------------------------------

                              Title:
                                             -----------------------------------

                                                                    APPENDIX III


                         CERTIFICATE OF SUBSEQUENT SALE

     The undersigned, duly authorized by _________________________________, hereby certifies (1) that _______________________________________ is the
Purchaser of the Shares evidenced by Common Stock Certificate No. ____________
for             shares (A COPY OF WHICH, FRONT AND BACK, IS ATTACHED HERETO),
(2) that said Purchaser sold                  of such Shares on
______________________ in accordance with registration statement number
____________________________ and (3) that the requirement of delivering a current prospectus and current annual, quarterly and reports (Forms 10-K, 10-Q, and 8-K) by the Company has been complied with in connection with such sale.

PRINT OR TYPE:

Name of Purchaser
(Individual or Institution)
selling the Shares:                     _____________________________________

Name of Individual representing
Purchaser selling the Shares
(if an Institution):                    _____________________________________

Title of Individual representing
Purchaser selling the Shares
(if an Institution):                    ______________________________________


SIGNATURE BY:

Individual Purchaser selling the
Shares or Individual representing
Purchaser selling the Shares:           _______________________________________